                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      OCTOBER 17, 1996
                                               ------------------------------


                             THE TITAN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                         1-6035                95-288754
-------------------------------          -----------        -------------------
(STATE OR OTHER JURISDICTION OF          (COMMISSION         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)            FILE NO.)         IDENTIFICATION NO.)


             3033 SCIENCE PARK ROAD
              SAN DIEGO, CALIFORNIA                             92121
     ----------------------------------------                 ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (619) 552-9900
                                                       ------------------------

-------------------------------------------------------------------------------
                      (FORMER NAME OR FORMER ADDRESS,
                       IF CHANGED SINCE LAST REPORT.)

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ITEM 5.   OTHER EVENTS

          On October 17, 1996 The Titan Corporation, a Delaware corporation (the "Company"), reported preliminary unaudited results for the three months and nine months ended September 30, 1996 as set forth below.

                             THE TITAN CORPORATION
                     CONSOLIDATED STATEMENT OF OPERATIONS
                     (in thousands, except per share data)

                                      Three months ended      Nine months ended
                                         September 30,          September 30,
                                        1996        1995       1996       1995

Revenues                              $34,854    $34,983     $95,188    $99,455

Costs and expenses:
Cost of revenues                       28,965     27,637      75,931     74,423
Selling, general and
   administrative expense               6,923      5,723      19,142     17,544
Research and development expense        1,343      1,299       3,722      4,774
Other income, net                          --       (773)         --       (773)
                                      -------    -------     -------    -------
    Total costs and expenses           37,231     33,886      98,795     95,968
                                      -------    -------     -------    -------

Operating profit (loss)                (2,377)     1,097      (3,607)     3,487
Interest expense - net                   (699)      (367)     (1,838)      (793)
                                      -------    -------     -------    -------

Income (loss) before income taxes      (3,076)       730      (5,445)     2,694
Income tax provision (benefit)         (1,107)       260      (1,865)       970
                                      -------    -------     -------    -------

Net income (loss)                      (1,969)       470      (3,580)     1,724
Dividend requirements on
   preferred stock                        219        174         585        521
                                      -------    -------     -------    -------
Net income (loss) applicable
   to common stock                    $(2,188)      $296     $(4,165)    $1,203
                                      -------    -------     -------    -------
                                      -------    -------     -------    -------
Net income (loss) per average
   common share                         $(.14)      $.02       $(.28)      $.09
                                      -------    -------     -------    -------
                                      -------    -------     -------    -------
Average common shares outstanding      16,107     14,214      14,981     13,962
                                      -------    -------     -------    -------
                                      -------    -------     -------    -------

                             THE TITAN CORPORATION
                              SEGMENT INFORMATION
                           (in thousands of dollars)

                                     Three months ended       Nine months ended
                                        September 30,           September 30,
                                      1996        1995        1996         1995

Revenues:

Communications Systems                 $895      $1,698       $2,736      $5,774
Software Systems                      3,306       7,732       13,986      26,060
Defense Systems                      25,229      18,665       62,169      49,037
Emerging Technologies                 5,424       6,888       16,297      18,584
                                    -------     -------      -------     -------
                                    $34,854     $34,983      $95,188     $99,455
                                    -------     -------      -------     -------
                                    -------     -------      -------     -------

Operating Profit (Loss):

Communications Systems              $(2,373)    $(1,215)     $(6,665)    $(4,049)
Software Systems                       (478)        716         (344)      5,788
Defense Systems                       1,656       1,078        6,383       3,439
Emerging Technologies                   211         326          (56)        608

Segment operating profit (loss)
   before Corporate                    (984)        905         (682)      5,786
Corporate                            (1,393)        192       (2,925)     (2,299)
                                    -------     -------      -------      ------
                                    $(2,377)     $1,097      $(3,607)     $3,487
                                    -------     -------      -------      ------
                                    -------     -------      -------      ------


                             THE TITAN CORPORATION
                              KEY FINANCIAL DATA
                           (in thousands of dollars)

                                September 30,   December 31,
                                     1996           1995

Cash and cash equivalents           $3,145         $5,833
Total current assets                64,702         63,273
Lines of credit                     22,949          9,200
Long-term debt                       5,872          4,281
Redeemable preferred stock           3,000            ---
Stockholders' equity                47,437         38,639

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE TITAN CORPORATION


     DATE:  October 22, 1996       By:  /s/ Gene W. Ray
                                      --------------------------------
                                      Gene W. Ray
                                      President and Chief Executive Officer